UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2023

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 N. Main Street

Florida, NY 10921

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (845) 651-5039

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Integrated Wellness Acquisition Corp (the “Company”) encourages its shareholders to vote in favor of the proposal to amend the Company’s amended and restated memorandum and articles of association (the “Extension Amendment”) to extend the date by which the Company would be required to consummate a business combination from June 13, 2023 to December 13, 2023 (the “Extension”). An extraordinary general meeting of the shareholders of the Company (the “Meeting”) to approve the Extension Amendment and related proposals will be held on June 2, 2023 at 10:00 a.m., Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, and can be accessed virtually by visiting https://www.cstproxy.com/integratedwellnessholdings/2023.

As of 5:00 pm Eastern Time on May 31, 2023, the redemption deadline for the Meeting, the Company has received requests to redeem a total of 6,363,562 Class A ordinary shares, which requests may be withdrawn at any time prior to the Meeting. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares. If no further redemption requests are submitted prior to the Meeting, the Company will have a total of 5,136,438 Class A ordinary shares outstanding following the Meeting.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension Amendment and related proposals, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment and related proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated May 4, 2023 (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment or other proposals included in the Extension Proxy Statement. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement, as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Amendment and related proposals. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, or WEL.info@investor.morrowsodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Steven Schapera
Name: Steven Schapera
Title: Chief Executive Officer

Dated: June 2, 2023